SUPPLEMENT DATED DECEMBER 16, 2024 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Global Infrastructure Fund
Invesco Macro Allocation Strategy Fund
Invesco Income Advantage International Fund
(each a “Fund” and collectively the “Funds”):
This supplement amends the Summary and Statutory Prospectuses and Statements of Additional Information (“SAIs”) of the above referenced Funds and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and SAIs and retain it for future reference.
At a meeting held December 11, 2024, the Boards of Trustees of AIM Investment Funds (Invesco Investment Funds) and AIM Growth Series (Invesco Growth Series) (the “Board”) approved a Plan of Liquidation and Dissolution (the “Plan”), which authorizes the termination, liquidation and dissolution of each Fund. In order to effect such liquidation, each Fund will close to investments by new accounts after the close of business on January 17, 2025. Existing shareholders will continue to be able to invest in their Fund until the close of business on or about March 6, 2025, when no further purchases or exchanges into that Fund will be accepted as their Fund prepares for liquidation on or about March 20, 2025 (the “Liquidation Date”) as described below. The liquidation may occur sooner if at any time before the Liquidation Date there are no shares outstanding in that Fund. Each liquidation may also be delayed or occur sooner if unforeseen or unusual circumstances arise or if otherwise determined by an officer of each Fund to be necessary or appropriate. Shareholders of each Fund may redeem their shares at any time prior to the Liquidation Date. Each Fund reserves the right, in its discretion, to modify the extent to which sales of shares are limited prior to the Liquidation Date.
To prepare for the closing and liquidation of each Fund, each Fund’s portfolio managers expect to increase that Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, each Fund could deviate from its stated investment strategies and policies and would no longer be managed to meet its investment objective, and may do so as soon as practicable to effectuate an orderly liquidation in preparation for the final distribution to shareholders. To the extent a Fund holds cash or cash equivalents rather than securities or other instruments in which it primarily invests, that Fund risks losing opportunities to participate in market appreciation and may experience potentially lower returns than that Fund’s benchmark or other funds that remain fully invested.
On or promptly after the Liquidation Date, each Fund will make a liquidating distribution to each remaining shareholder equal to the shareholder’s proportionate interest in the net assets of that Fund, in complete redemption and cancellation of that Fund’s shares held by the shareholder, and that Fund will be dissolved. If necessary, each Fund will declare and pay a dividend to distribute to each of its shareholders all of that Fund’s remaining investment company taxable income, if any, and all of that Fund’s net capital gain, if any (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax. Alternatively, each Fund may, if eligible, treat some or all of such amounts distributed to its shareholders as being paid out as dividends as part of the liquidating distributions. Each Fund’s liquidation may be a taxable event to its shareholders. Please consult your tax advisor about the potential tax consequences.
At any time prior to the Liquidation Date, each Fund’s shareholders may redeem their Fund’s shares pursuant to the procedures set forth in the prospectus under “Redeeming Shares,” as it may be supplemented. Shareholders who wish to avoid being liquidated out of their Fund altogether may also exchange their shares prior to the Liquidation Date for shares of another Invesco fund, subject to minimum investment account requirements and other restrictions on exchanges as described in the prospectus under “Exchanging Shares,” as it may be supplemented. Any such redemption or exchange of Fund shares for shares of another Invesco fund will generally be considered a taxable event for federal income tax purposes, except for exchanges in a tax-advantaged retirement plan or account. Shareholders who hold their shares in a Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the liquidation and the distribution of such shareholders’ redemption proceeds.
Shareholders should consult their tax advisors regarding the effect of the Fund’s liquidation in light of their individual circumstances.
SUMSTATSAI-SUP-1 121624